UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: CIBER, Inc., *et. al.*
Debtor

Case No. 17-10772
Reporting Period: July 2017

Monthly Operating Report For the Period
From July 1, 2017 to July 31, 2017

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	x	
Declaration Regarding the Status of Bank Reconciliations	MOR-1a(Dec)	x	
Schedule of Cash Disbursements by Legal Entity and Estimated Trustee Fees	MOR-1b	x	
Declaration Regarding the Schedule of Cash Disbursements	MOR-1b(Dec)	x	
Schedule of Professional Fees Paid	MOR-1c	x	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2	x	
Balance Sheet	MOR-3	x	
Status of Post-petition Taxes	MOR-4a	x	
Declaration Regarding the Status of Post-Petition Taxes	MOR-4a(Dec)	x	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Consolidated Aging of Accounts Payable not Subject to Compromise	MOR-4b	x	
Accounts Receivable Reconciliation and Aging	MOR-5	x	
Debtor Questionnaire	MOR-6	x	

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors' chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual [1]

30-Aug-17
Date

Christian Mezger
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

[1] Signatory is duly authorized by the Debtors to sign this monthly operating report.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

General Notes

Debtor-in-Possession Financial Statements

The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects.

Financial Accounting Standards Board Accounting Standards Codification 852, (Reorganizations) ("ASC 852"), which is applicable to companies in chapter 11, requires that financial statements for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes preliminary normal recurring adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.

Intercompany Transactions

Intercompany transactions between the Debtors and between the Debtors and non-Debtor affiliates have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise

As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-1: Schedule of Cash Receipts and Disbursements
For the period 07/01 through 07/31
(US Dollars in Thousands)

	Period from July 01, 2017 - July 31, 2017
Beginning cash balance	59,709
Total cash receipts	23,965
Total cash disbursements	(10,430)
Debtors' net cash flow	13,535
(To) - Non-Debtors	(410)
Net cash flow	13,125
Receipts collected on behalf of and remitted to HTC	(25,419)
WF Loan Paydown	-
Misc. Collections - Reimbursements and AP Refunds	72
Other	(25,347)
Ending cash balance	47,487

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-1a: BANK RECONCILIATIONS

DEBTOR	BANK NAME	Account Description	(last 4 digits only)	GL Balance	Reconciling Items Book	Reconciling Items Bank	Bank Balance
CIBER, Inc.	Wells Fargo Bank	Corporate Master account	9167	42,099,820.79	103	97,470	42,197,393
CIBER, Inc.	Wells Fargo Bank	Lockbox Depository account	9159	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	NA Operating account	7093	73,167.66	(202,455)	129,287	-
CIBER, Inc.	Wells Fargo Bank	Corporate Controlled Disbursement account	1371	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Accounts Payable Controlled Disbursement account	1352	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Payroll Controlled Disbursement account	1367	-	-	-	-
CIBER, Inc.	Wells Fargo Bank	Canadian Operating account	1840	20,009.01	-	3,013	23,022
CIBER, Inc.	Wells Fargo Bank	Professional Fee Carve-Out	9095	4,105,498.66	-	-	4,105,499
CIBER, Inc.	Wells Fargo Bank	Sales Commissions	9103	1,060,735.00	-	-	1,060,735
CIBER, Inc.	Bank of America	Healthcare account	9175	100,000.00	-	-	100,000
CIBER, Inc.	HSBC Bank	Corporate Master account	6404	-	-	-	-
CIBER, Inc.	HSBC Bank	NA Operating account	6447	-	-	-	-
CIBER, Inc.	HSBC Bank	Accounts Payable account	8863	-	-	-	-
CIBER, Inc.	HSBC Bank	Receivables account	6455	-	-	-	-
CIBER, Inc.	HSBC Bank	Accounts Payable account	8871	-	-	-	-
CIBER, Inc.	HSBC Bank	Payroll account	8880	-	-	-	-
CIBER, Inc.	N/A	Petty Cash	n/a	234.35	-	-	234
Total				$ 47,459,465	(202,352)	229,770	47,486,884

Note 1

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR 1a(Dec): DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

3. To the best of my knowledge, all of the Debtors' bank balances as of July 31, 2017 have been reconciled in an accurate and timely manner.

Dated: August 30, 2017

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-1: SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY
(US Dollars in Thousands)

Debtor Entity	Bankruptcy Case Number	Division	Disbursements	
Ciber, Inc.	17-10772		$	(10,840)
Ciber, Inc. - Ordinary Course Disbursements			$	(10,430)
Ciber, Inc. - To Non-Debtors			$	(410)
Ciber International, LLC	17-10773			-
Ciber Consulting, Incorporated	17-10774			-
Total			$	(10,840)

Notes:

1. Amounts may also include voided disbursements.

2. "Ciber, Inc. - To Non-Debtors" consists primarily of disbursements to fund critical Ciber operations in Poland.

2. The Debtors' disbursements fluctuate naturally in the ordinary course each month. While estimates of expenditures for the entirety of the Debtors' operations are made in the ordinary course of the Debtors' operations in order to, among other things, meet budgeting and operational needs, to estimate such expenditures monthly and their implications for the payment of quarterly fees would be time consuming and imprecise, possibly by a material amount. For this reason, the Debtors have not included an estimate of quarterly fees in this report.

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR 1b(Dec): DECLARATION REGARDING THE SCHEDULE OF DISBURSEMENTS

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. The Debtors submit the Declaration regarding cash disbursements in lieu of providing copies of the cash disbursements schedules.

3. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

4. The Debtors have, on a timely basis, disbursed approximately $11 million for postpetition amounts and prepetition amounts payable under one or more orders entered by the Bankruptcy Court for the period of July 1, 2017 through July 31, 2017. Copies of the cash disbursement schedules are available for inspection upon request by the Office of the United States Trustee.

Dated: August 30, 2017

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR 1c: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

PAYEE	Role in the case	Period Covered	Payment Date(s)	Amount Paid		Case-To-Date	
				Fees	Expenses	Fees	Expenses
Alvarez & Marsal North America LLC	Debtors' Chief Restructuring Officer	June 1, 2017 - June 30, 2017	7/27/2017	$ 463,710	$ 13,072	$ 1,511,443	$ 63,792
Houlihan Lokey Capital, Inc.	Debtors' Investment Banker	April 9, 2017 - June 30, 2017	7/28/2017	$ 3,141,414	$ 25,426	$ 3,141,414	$ 25,426
Prime Clerk LLC	Debtors' Claims and Noticing Agent	April 10, 2017 - June 30, 2017	7/27/2017	$ 152,990	$ 184,327	$ 152,990	$ 184,327
			Total	$ 3,758,114	$ 222,825	$ 4,805,847	$ 273,545

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-2: STATEMENT OF OPERATIONS (Income Statement)
For the 31 Days Ended July 31, 2017
(US Dollars in Thousands)

	CIBER Inc.
Consulting services	-
Other revenues	-
Total revenues	-
Cost of consulting services	-
Cost of other revenues	-
Total Cost	-
Gross Margin	-
Selling, general and admin. expenses	6,909
EBITA	(6,909)
Goodwill Impairment	-
Amortization of intangible assets	-
Restructuring Charges	-
Management Charge/Allocation	-
Operating income	(6,909)
Interest income	-
Interest expense	(3)
Other income, net	-
Discontinued Operations	-
Gain/(Loss) on Sale	368
InterCo interest income (expense)	-
India TP Allocation	-
Transfer Pricing	(10)
Transaction gain (loss) - FX	-
Income before income taxes	(6,554)
Income tax expense	-
Net income	(6,554)
Less: net income-noncontrolling interest	
Net income attributable to CIBER, Inc.	(6,554)

Note 1
Revenues in July are zero due to Ciber Inc. selling all operating assets via the S.363 asset sale on June 8th

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-3: BALANCE SHEET
As at July 31, 2017
(US Dollars in Thousands)

	CIBER Inc.
Assets	
Current Assets	
Cash	47,459
Accounts Receivable	0
Prepaid expenses	14
Other current assets	539
Total current assets	48,013
Net property and equipment	-
Goodwill	-
Other intangibles, net	-
Deferred income taxes	-
Other assets	443
Restricted Cash	-
Investment in NA subs	-
Investment in Dutch CV	-
Investment in India	-
Total assets	48,456
Liabilities and Shareholders' Equity	
Current liabilities - Pre-Petition AP	11,808
Current liabilities - Post-Petition AP	1,051
Current liabilities - Other	5,561
Line of Credit	-
Lease costs - Long Term	-
Other long term liabilities	-
Deferred tax liability L-T	-
Long-term debt	-
Total liabilities	18,420
Common stock, $0.01 par value	827
Additional paid-in capital	388,808
Retained earnings	(359,597)
Foreign currency translation	-
Other - pension plan	-
Tax Effect - pension plan	-
RSU International Equity Reserve	-
Unrealized (loss)/gain on hedging activities	-
Treasury Stock	(3)
Total CIBER, Inc shareholders' equity	30,036
Noncontrolling Interest	
Total Shareholders' equity	30,036
Total liabilities and shareholder's equity	48,456

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
See attached rider at MOR - 4 Rider						

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR 4(Dec): DECLARATION REGARDING THE STATUS OF POST-PETITION TAXES

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or payments) all related required post-petition tax payments.

Dated: August 30, 2017

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS
(US Dollars in Thousands)

		NUMBER OF DAYS PAST DUE		
Debtor name	**Current**	**0-30**	**31-60**	**Total**
Investor Relations	-	1	-	1
Lease Administration	-	-	2	2
Legal	-	3	3	6
Office Supplies	-	-	(1)	(1)
Other	-	16	-	16
Professional Services	-	20	-	20
Rent	24	-	-	24
Subcontractors	4	-	-	4
Taxes	2	-	-	2
Telco	1	855	121	977
Total Gross Accounts Payable	**31**	**895**	**125**	**1,051**

1. The post-petition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors' accounts payable systems. This summary does not include accruals for invoices not yet received or for invoices not yet entered into the Debtors' accounts payable system.

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(US Dollars in Thousands)

The Accounts Receivable reflected on the Debtor's balance sheet is made up of several accounts that consist of billed AR, unbilled AR, and accrued revenue accounts. Items are not added to an aging report until they have been transferred/classified as billed AR. The aging report below includes amounts owing from vendors that are billed.

	NUMBER OF DAYS PAST DUE					
Vendor Name	Current	0 - 30	31 - 60	61 - 90	> 90	Total
AR - Billed	-	-	-	-	4,943.00	4,943.00
AR - Accrued Revenue	-	-	-	-	-	-
AR - Accrued Flat/LOE/Maint	-	-	-	-	-	-
AR - Project Unbilled	-	-	-	-	-	-
AR - Retainage	-	-	-	-	-	-
AR - Other	-	-	-	-	-	-
AR - Hardware Unbilled	-	-	-	-	-	-
AR - Allowance	(4,943.00)	-	-	-	-	(4,943.00)
Total	(4,943.00)	-	-	-	4,943.00	-

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below - Note 1		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no,	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1) - Note 2		X

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: July 2017

MOR-4 Rider: Payments of Taxes

Debtor	Paying entity	Payee	Type of Tax	Date paid	Check #/Wire	Total paid	Pre-petition	Post-petition
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	16-Jun-17	[illegible]	$ 405.00	$ -	$ 405.00
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	16-Jun-17	[illegible]	$ 140.00	$ -	$ 140.00
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	16-Jun-17	[illegible]	$ 120.00	$ -	$ 120.00
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	16-Jun-17	[illegible]	$ 157.00	$ -	$ 157.00
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	23-Jun-17	[illegible]	$ 115.00	$ -	$ 115.00
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	23-Jun-17	[illegible]	$ 130.00	$ -	$ 130.00
Ciber, Inc	Ciber, Inc	Lexington Fayette Urban County Net Profits Tax	Corporation Business Tax	5-Jun-17	[illegible]	$ 100.00	$ -	$ 100.00
Ciber, Inc	Ciber, Inc	Oklahoma Tax Commission	Franchise Tax	26-Jun-17	E-Check	$ 100.00	$ -	$ 100.00
Ciber, Inc	Ciber, Inc	Feds	Excise Tax - Health Care	25-Jul-17	ACH Credit	$ 6,004.00	$ -	$ 6,004.00
Ciber, Inc	CMTSU Liquidation 2, Inc	Illinois	Annual Report	27-Jul-17	Credit Card	$ 155.33	$ -	$ 155.33
Ciber, Inc	Ciber, Inc	Westmoreland County, PA	Privilege Tax	28-Jul-17	Check	$ 3.60	$ -	$ 3.60
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	28-Jul-17	[illegible]	$ 315.00	$ -	$ 315.00
Ciber, Inc	Ciber, Inc	CSC	Annual Report Filing	28-Jul-17	[illegible]	$ 955.00	$ -	$ 955.00